AppFolio, Inc. Announces Second Quarter 2026 Financial Results
Strong 2026 Continues with 19% Revenue Growth and Expanding Profitability

SANTA BARBARA, Calif., July 23, 2026 -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a technology leader powering the future of the real estate industry, today announced its financial results for the second quarter ended June 30, 2026.

"Our Q2 results continue to reflect our momentum with new and existing customers," said Shane Trigg, Chairman and CEO. "For the first time, we've crossed $1 billion in revenue on a trailing twelve-month basis, a milestone we believe reflects the success customers are having by adopting our products and services. The operators on our platform are embracing AI that works because it knows their business and drives real performance outcomes. That is what Real Estate Performance Management delivers."

Financial Highlights for Second Quarter of 2026
•Revenue grew 19% year-over-year to $281 million.
•Total units under management grew 8% year-over-year to 9.6 million.
•GAAP operating income grew 31% to $53 million, or 18.8% of revenue, compared to $41 million, or 17.2% of revenue in Q2 2025.
•Non-GAAP operating income grew 24% to $76 million, or 27.1% of revenue, compared to $62 million, or 26.2% of revenue in Q2 2025.
•Net cash provided by operating activities was $88 million, or 31.2% of revenue, compared to $53 million, or 22.3% of revenue in Q2 2025.

Financial Outlook
Based on information available as of July 23, 2026, AppFolio's outlook for fiscal year 2026 follows:
•Full year revenue range is increasing to $1.117 - $1.127 billion.
•Full year non-GAAP operating margin range as a percentage of revenue is increasing to 26.5% - 28.0%.
•Diluted weighted average shares outstanding are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, July 23, 2026, at 2:00 p.m. Pacific Time (PT), 5:00 p.m. Eastern Time (ET), to discuss the Company’s second quarter financial results. A live webcast of the call will be available at: https://edge.media-server.com/mmc/p/iuf6q6wf/. To access the call by phone, please go to the following link: https://register-conf.media-server.com/register/BIf2eada34bb9140a98f952424c8f0d5f1, and you will be provided with dial-in details. A replay of the webcast will also be available for a limited time on AppFolio’s Investor Relations website at https://ir.appfolioinc.com/news-events/events.

The Company also provides announcements regarding its financial results and other matters, including SEC filings, investor events, and press releases, on its Investor Relations website at https://ir.appfolioinc.com/, as a means of disclosing material nonpublic information and for complying with AppFolio's disclosure obligations under Regulation FD.

About AppFolio
AppFolio is a technology leader powering the future of the real estate industry. Our innovative platform and trusted partnership enable our customers to connect communities, increase operational efficiency, and grow their business. For more information about AppFolio, visit ir.appfolioinc.com.

Investor Relations Contact:
Lori Barker
ir@appfolio.com

Use of Non-GAAP Financial Measures
Reconciliations of current and historical non-GAAP financial measures to AppFolio’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of the tables entitled “Statement Regarding the Use of Non-GAAP Financial Measures.”

AppFolio is unable, at this time, to provide GAAP equivalent guidance measures on a forward-looking basis for non-GAAP operating margin because certain items that impact this measure are uncertain, out of our control, or cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “future’” “predicts, “projects,” “target,” “seeks,” “contemplates,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to future operating results and financial position, including the Company's fiscal year 2026 financial outlook, anticipated future expenses and investments, the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the potential benefits and effect of AI and its impact on the Company’s plans, objectives, expectations and capabilities.

Forward-looking statements represent AppFolio's current beliefs and expectations based on information currently available and speak only as of the date the statement is made. Forward-looking statements are subject to numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to materially differ from those expressed or implied by these forward-looking statements include those risks, uncertainties and other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 5, 2026, as such risk factors may be updated from time to time in our subsequent filings with the SEC, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recently filed Annual Report on Form 10-K or Quarterly Report on

Form 10-Q, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward-looking statements.

The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)

	June 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$217,401	$106,967
Investment securities—current	4,284	144,256
Accounts receivable, net	50,442	36,873
Prepaid expenses and other current assets	53,058	65,218
Total current assets	325,185	353,314
Property and equipment, net	21,464	23,228
Operating lease right-of-use assets	14,798	15,924
Capitalized software development costs, net	11,444	11,324
Goodwill	96,410	96,410
Intangible assets, net	33,711	38,826
Deferred income taxes	42,819	58,823
Long-term investments	87,668	77,033
Other long-term assets	14,872	14,085
Total assets	$648,371	$688,967
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,776	$4,123
Accrued employee expenses	30,010	59,774
Accrued expenses	26,990	20,829
Other current liabilities	23,106	22,121
Total current liabilities	84,882	106,847
Operating lease liabilities	30,660	33,287
Other liabilities	6,687	6,254
Total liabilities	122,229	146,388
Stockholders’ equity	526,142	542,579
Total liabilities and stockholders’ equity	$648,371	$688,967

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue(1)	$281,124	$235,575	$543,338	$453,277
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)(2)	102,595	83,827	197,570	163,325
Sales and marketing(2)	43,944	36,776	81,445	67,833
Research and product development(2)	50,997	46,674	100,626	90,432
General and administrative(2)	25,626	21,936	49,967	45,287
Depreciation and amortization	4,985	5,850	10,005	12,105
Total costs and operating expenses	228,147	195,063	439,613	378,982
Income from operations	52,977	40,512	103,725	74,295
Other (loss) income, net	(1)	(11)	568	45
Interest income, net	1,435	1,466	3,219	4,419
Income before provision for income taxes	54,411	41,967	107,512	78,759
Provision for income taxes	12,867	5,987	23,544	11,396
Net income	$41,544	$35,980	$83,968	$67,363
Net income per common share:
Basic	$1.17	$1.00	$2.36	$1.87
Diluted	$1.17	$0.99	$2.36	$1.85
Weighted average common shares outstanding
Basic	35,391	35,922	35,544	36,111
Diluted	35,461	36,204	35,635	36,425
(1) The following table presents our revenue categories:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Subscription Services	$59,800	$52,473	$118,022	$101,986
Value Added Services	219,467	180,145	420,830	344,851
Other	1,857	2,957	4,486	6,440
Total revenue	$281,124	$235,575	$543,338	$453,277

(2) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$1,246	$1,419	$2,334	$2,706
Sales and marketing	3,633	3,045	6,973	5,893
Research and product development	8,918	8,176	16,800	15,107
General and administrative	6,674	5,659	12,353	10,964
Total stock-based compensation expense	$20,471	$18,299	$38,460	$34,670

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash from operating activities
Net income	$41,544	$35,980	$83,968	$67,363
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,985	5,850	10,005	12,105
Amortization of operating lease right-of-use assets	566	507	1,126	1,008
Amortization of costs capitalized to obtain revenue contracts, net	3,300	2,699	6,468	5,419
Deferred income taxes	7,976	(7,644)	16,004	(13,185)
Stock-based compensation, including as amortized	20,471	18,299	38,460	34,670
Other	—	(131)	(523)	(1,048)
Changes in operating assets and liabilities:
Accounts receivable	(6,475)	(5,081)	(13,918)	(8,197)
Prepaid expenses and other assets	(1,887)	(5,966)	(10,093)	(11,426)
Accounts payable	1,035	(1,694)	653	852
Operating lease liabilities	(1,204)	(1,051)	(2,384)	(2,102)
Accrued expenses and other liabilities	17,293	10,875	(7,864)	5,649
Net cash provided by operating activities	87,604	52,643	121,902	91,108
Cash from investing activities
Purchases of available-for-sale investments	(3,277)	(1,732)	(45,940)	(64,034)
Proceeds from sales of available-for-sale investments	—	99,944	140,154	202,662
Proceeds from maturities of available-for-sale investments	3,230	1,670	45,590	43,820
Purchases of property and equipment	3	(275)	(228)	(505)
Capitalization of software development costs	(1,250)	(842)	(2,554)	(1,478)
Purchases of long-term investments	(10,000)	(75,000)	(10,000)	(75,000)
Cash paid in business acquisition, net of cash acquired	—	—	—	(906)
Net cash (used in) provided by investing activities	(11,294)	23,765	127,022	104,559
Cash from financing activities
Proceeds from stock option exercises and the issuance of common stock under the Employee Stock Purchase Plan	—	117	998	128
Tax withholding for net share settlement	(6,321)	(10,020)	(14,478)	(19,098)
Purchase of common stock	—	(49,960)	(125,010)	(145,723)
Net cash used in financing activities	(6,321)	(59,863)	(138,490)	(164,693)
Net increase in cash, cash equivalents and restricted cash	69,989	16,545	110,434	30,974
Cash, cash equivalents and restricted cash
Beginning of period	147,662	57,183	107,217	42,754
End of period	$217,651	$73,728	$217,651	$73,728

RECONCILIATION FROM GAAP TO NON-GAAP RESULTS
(UNAUDITED)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Costs and operating expenses:
GAAP cost of revenue (exclusive of depreciation and amortization)	$102,595	$83,827	$197,570	$163,325
Stock-based compensation expense	(1,246)	(1,419)	(2,334)	(2,706)
Non-GAAP cost of revenue (exclusive of depreciation and amortization)	$101,349	$82,408	$195,236	$160,619
GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	36%	36%	36%	36%
Non-GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	36%	35%	36%	35%

GAAP sales and marketing	$43,944	$36,776	$81,445	$67,833
Stock-based compensation expense	(3,633)	(3,045)	(6,973)	(5,893)
Non-GAAP sales and marketing	$40,311	$33,731	$74,472	$61,940
GAAP sales and marketing as a percentage of revenue	16%	16%	15%	15%
Non-GAAP sales and marketing as a percentage of revenue	14%	14%	14%	14%

GAAP research and product development	$50,997	$46,674	$100,626	$90,432
Stock-based compensation expense	(8,918)	(8,176)	(16,800)	(15,107)
Non-GAAP research and product development	$42,079	$38,498	$83,826	$75,325
GAAP research and product development as a percentage of revenue	18%	20%	19%	20%
Non-GAAP research and product development as a percentage of revenue	15%	16%	15%	17%

GAAP general and administrative	$25,626	$21,936	$49,967	$45,287
Stock-based compensation expense	(6,674)	(5,659)	(12,353)	(10,964)
Non-GAAP general and administrative	$18,952	$16,277	$37,614	$34,323
GAAP general and administrative as a percentage of revenue	9%	9%	9%	10%
Non-GAAP general and administrative as a percentage of revenue	7%	7%	7%	8%

GAAP depreciation and amortization	$4,985	$5,850	$10,005	$12,105
Amortization of stock-based compensation capitalized in software development costs	(241)	(241)	(482)	(482)
Amortization of purchased intangibles	(2,558)	(2,558)	(5,115)	(5,115)
Non-GAAP depreciation and amortization	$2,186	$3,051	$4,408	$6,508
GAAP depreciation and amortization as a percentage of revenue	2%	2%	2%	3%
Non-GAAP depreciation and amortization as a percentage of revenue	1%	1%	1%	1%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Income from operations:
GAAP income from operations	$52,977	$40,512	$103,725	$74,295
Stock-based compensation expense	20,471	18,299	38,460	34,670
Amortization of stock-based compensation capitalized in software development costs	241	241	482	482
Amortization of purchased intangibles	2,558	2,558	5,115	5,115
Non-GAAP income from operations	$76,247	$61,610	$147,782	$114,562

Operating margin:
GAAP operating margin	18.8%	17.2%	19.1%	16.4%
Stock-based compensation expense as a percentage of revenue	7.3	7.8	7.1	7.7
Amortization of stock-based compensation capitalized in software development costs as a percentage of revenue	0.1	0.1	0.1	0.1
Amortization of purchased intangibles as a percentage of revenue	0.9	1.1	0.9	1.1
Non-GAAP operating margin	27.1%	26.2%	27.2%	25.3%

Net income (loss):
GAAP net income	$41,544	$35,980	$83,968	$67,363
Stock-based compensation expense	20,471	18,299	38,460	34,670
Amortization of stock-based compensation capitalized in software development costs	241	241	482	482
Amortization of purchased intangibles	2,558	2,558	5,115	5,115
Income tax effect of adjustments	(4,223)	(7,257)	(9,801)	(13,599)
Non-GAAP net income	$60,591	$49,821	$118,224	$94,031

Net income per share, basic:
GAAP net income per share, basic	$1.17	$1.00	$2.36	$1.87
Non-GAAP adjustments to net income	0.54	0.39	0.97	0.73
Non-GAAP net income per share, basic	$1.71	$1.39	$3.33	$2.60

Net income per share, diluted:
GAAP net income per share, diluted	$1.17	$0.99	$2.36	$1.85
Non-GAAP adjustments to net income	0.54	0.39	0.96	0.73
Non-GAAP net income per share, diluted	$1.71	$1.38	$3.32	$2.58

Weighted-average shares used in GAAP and non-GAAP per share calculation
Basic	35,391	35,922	35,544	36,111
Diluted	35,461	36,204	35,635	36,425

Statement Regarding the Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Non-GAAP presentation of income from operations, costs and operating expenses, operating margin, net income, and net income per share. These measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of stock-based compensation capitalized in software development costs, amortization of purchased intangibles, and the related income tax effect of these adjustments, as applicable and described below. Non-GAAP operating margin is calculated as non-GAAP operating income from operations as a percentage of revenue.

We use each of these non-GAAP financial measures internally to assess and compare operating results across reporting periods, for internal budgeting and forecasting purposes, and to evaluate our financial performance. We believe these non-GAAP financial measures also provide useful supplemental information to investors and facilitate the analysis of our operating results and comparison of operating results across reporting periods.

In particular, we believe these non-GAAP financial measures are useful to investors and others in assessing our operating performance due to the following factors:

•Stock-based compensation expense and amortization of stock-based compensation capitalized in software development costs. We utilize stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of our stockholders while ensuring long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

•Amortization of purchased intangibles. We view amortization of purchased intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period.

•Income tax effects of adjustments. We utilize a fixed long-term projected tax rate in our computation of non-GAAP income tax effects to provide better consistency across interim reporting periods. In projecting this long-term non-GAAP tax rate, we utilize a financial projection that excludes the direct impact of other non-GAAP adjustments. The projected rate, which we have determined to be 22% and 21% for 2026 and 2025, respectively, considers other factors such as our current operating structure, existing tax positions in various jurisdictions, and key legislation in major jurisdictions where we operate. We periodically re-evaluate this tax rate, as necessary, for significant events, based on relevant tax law changes, and material changes in the forecasted geographic earnings mix.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and can exclude expenses that may have a material impact on our reported financial results. As such, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the tables above. We encourage investors to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

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